Toast Announces Third Quarter 2021 Financial Results

Third quarter revenue grew 105% year-over-year to $486.4 million
Annualized recurring run-rate (ARR) as of September 30, 2021 grew 77% year-over-year to $543.8 million
Third quarter gross payment volume (GPV) grew 123% year-over-year to $16.5 billion

BOSTON, MA – November 9, 2021 – Toast (NYSE: TOST), the all-in-one platform built for restaurants, today reported financial results for the third quarter ended September 30, 2021.

“In the third quarter, we delivered strong results across the board,” said Chris Comparato, CEO, Toast. “Toast’s performance is a result of our relentless focus on driving restaurant success with our all-in-one technology platform, unique go-to-market strategy and powerful business model. As restaurants invest more in technology to meet new expectations from guests, employees and partners, Toast is uniquely positioned to capture a growing share of its market opportunity.”

Financial Highlights for the Third Quarter of 2021

•Revenue for the third quarter of 2021 was $486.4 million, an increase of 105% from the third quarter of 2020.
•ARR as of September 30, 2021 was $543.8 million, an increase of 77% as compared to September 30, 2020.
•GPV for the third quarter of 2021 was $16.5 billion, an increase of 123% from the third quarter of 2020.
•Gross profit for the third quarter of 2021 was $83.3 million, an increase of 72% from the third quarter of 2020.
•Non-GAAP gross profit for the third quarter of 2021 was $88.5 million, an increase of 75% from the third quarter of 2020.
•Net loss for the third quarter of 2021 was $252.5 million, as compared to $62.6 million in the third quarter of 2020.
•Adjusted EBITDA for the third quarter of 2021 was $(9.7) million, as compared to Adjusted EBITDA of $(0.3) million in the third quarter of 2020.
•Net cash (used in) provided by operating activities for the third quarter of 2021 was $(17.2) million, as compared to $11.2 million for the third quarter of 2020.
•Free Cash Flow for the third quarter of 2021 was $(21.1) million, as compared to Free Cash Flow of $0.4 million for the third quarter of 2020.

For more information on the non-GAAP financial measures and key metrics discussed in this press release, please see the sections titled “Key Business Metrics” and “Non-GAAP Financial Measures,” as well as the reconciliations of non-GAAP financial measures to their nearest comparable GAAP financial measures at the end of this press release.

Outlook

For the fourth quarter ending December 31, 2021, Toast expects to report:
•Revenue in the range of $465 million to $495 million
•Adjusted EBITDA in the range of $(50) million to $(40) million

For the full year ending December 31, 2021, Toast expects to report:
•Revenue in the range of $1,655 million to $1,685 million
•Adjusted EBITDA in the range of $(46) million to $(36) million

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. See cautionary note regarding “Forward-looking Statements” below.

Conference Call Information

Toast will host a live video webcast at 5:00 p.m. Eastern Time on Tuesday, November 9, 2021 to discuss the results. The live video webcast can be accessed through Toast’s investor relations website at http://investors.toasttab.com. A replay of the webcast will be available for a period of 90 days after the call.

Toast has used, and intends to continue to use, its Investor Relations website (http://investors.toasttab.com), as well as the Toast Newsroom (https://pos.toasttab.com/news), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Information on or that can be accessed through Toast’s Investor Relations website, or that is contained in any website to which a hyperlink is provided herein is not part of this press release, and the inclusion of Toast’s Investor Relations website address, and any hyperlinks are only inactive textual references.

About Toast

Toast is the all-in-one platform built for restaurants of all sizes. Toast provides a single platform of software as a service (SaaS) products and financial technology solutions that give restaurants everything they need to run their business across point of sale, operations, digital ordering and delivery, marketing and loyalty, and team management. By serving as the restaurant operating system across dine-in, takeout, and delivery channels, Toast helps restaurants streamline operations, increase revenue and deliver amazing guest experiences. For more information, visit www.toasttab.com.

Forward-looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Toast or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent the beliefs of Toast and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside Toast’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions or growth; results of operations; cash flows; guidance on financial results for the fourth fiscal quarter and full year of 2021; statements about future operating results; the expectations of demand for Toast’s products and growth of its business; the growth rates in the markets in which Toast compete; Toast’s investments in technology and infrastructure; Toast’s ability to deliver innovative solutions; Toast’s ability to attract and retain customers; financing plans; business strategy; operating plans; competitive positions; and growth opportunities for existing products.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Toast’s filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in the final prospectus for Toast’s initial public offering filed on September 22, 2021, Toast’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2021 that will be filed following this earnings release, and Toast’s subsequent SEC filings. Toast can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this release are based on information available to Toast as of the date hereof, and Toast disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing Toast’s views as of any date subsequent to the date of this press release.

TOAST, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue:
Subscription services	$45,803	$27,406	$113,844	$72,193
Financial technology solutions	404,224	188,195	983,699	450,265
Hardware	31,051	18,148	80,005	48,335
Professional services	5,301	3,008	12,579	9,806
Total revenue	486,379	236,757	1,190,127	580,599
Costs of revenue:
Subscription services	18,016	10,388	41,044	29,205
Financial technology solutions	327,235	145,945	779,111	358,402
Hardware	42,109	21,914	93,521	63,336
Professional services	14,585	9,282	35,276	33,655
Amortization of acquired technology and customer assets	1,180	908	3,147	2,695
Total costs of revenue	403,125	188,437	952,099	487,293
Gross profit	83,254	48,320	238,028	93,306
Operating expenses:
Sales and marketing	56,622	32,216	130,480	104,326
Research and development	39,700	34,274	112,978	78,658
General and administrative	40,633	20,481	105,095	73,558
Total operating expenses	136,955	86,971	348,553	256,542
Loss from operations	(53,701)	(38,651)	(110,525)	(163,236)
Other income (expense):
Interest income	8	137	61	819
Interest expense	(247)	(5,661)	(12,403)	(6,846)
Change in fair value of warrant liabilities	(198,389)	(202)	(214,881)	60
Change in fair value of derivative liability	—	(18,208)	(103,281)	(18,208)
Loss on debt extinguishment	—	—	(49,783)	—
Other income (expense), net	(39)	104	42	325
Loss before (provision for) benefit from income taxes	(252,368)	(62,481)	(490,770)	(187,086)
(Provision for) benefit from income taxes	(129)	(127)	3,623	(69)
Net loss	$(252,497)	$(62,608)	$(487,147)	$(187,155)
Net loss per share attributable to common stockholders, basic and diluted	$(1.05)	$(0.31)	$(2.22)	$(0.94)
Weighted average shares used in computing net loss per share, basic and diluted	239,358,805	200,579,529	219,746,454	199,245,332

Net loss	$(252,497)	$(62,608)	$(487,147)	$(187,155)
Other comprehensive income (loss):
Foreign currency translation	(69)	(24)	(183)	5
Comprehensive loss	$(252,566)	$(62,632)	$(487,330)	$(187,150)

TOAST, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands, except share and per share amounts)

	September 30, 2021	December 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$1,301,619	$581,824
Accounts receivable, net of allowance for doubtful accounts of $2,568 and $4,438, respectively, at September 30, 2021 and December 31, 2020	52,730	32,633
Merchant cash advances and loans receivable, net of allowance for uncollectible loans of $3,668 and $4,454, respectively, at September 30, 2021 and December 31, 2020	409	872
Inventories	38,665	19,330
Costs capitalized to obtain revenue contracts, net	23,931	16,794
Prepaid expenses and other current assets	79,561	21,611
Total current assets	1,496,915	673,064
Property and equipment, net	42,381	44,111
Intangible assets	17,188	6,835
Goodwill	74,738	35,887
Restricted cash	2,694	1,214
Security deposits	806	1,633
Non-current costs capitalized to obtain revenue contracts, net	18,755	12,612
Other non-current assets	3,776	600
Total non-current assets	160,338	102,892
Total assets	$1,657,253	$775,956
Liabilities, Convertible Preferred Stock and Stockholders’ Equity (Deficit):
Current liabilities:
Accounts payable	$33,696	$30,554
Current portion of deferred revenue	46,865	42,680
Accrued expenses and other current liabilities	206,218	63,172
Total current liabilities	286,779	136,406
Long-term debt, net of discount	—	171,709
Derivative liabilities	—	37,443
Warrants to purchase preferred stock	—	11,405
Warrants to purchase common stock	308,195	—
Deferred revenue, net of current portion	12,832	15,533
Deferred rent, net of current portion	16,106	18,536
Other long-term liabilities	23,867	7,007
Total long-term liabilities	361,000	261,633
Total liabilities	647,779	398,039
Commitments and contingencies
Convertible preferred stock, $0.000001 par value—no shares authorized, issued or outstanding as of September 30, 2021; 257,245,680 authorized and 253,832,025 shares issued and outstanding at December 31, 2020; total liquidation value of $849,970 at December 31, 2020.	—	848,893
Stockholders’ Equity (Deficit):
Preferred stock- par value $0.000001; 100,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.000001 par value— no shares authorized, issued and outstanding as of September 30, 2021; 570,000,000 shares authorized, 219,755,430 shares issued and outstanding as of December 31, 2020	—	—
Class A common stock, $0.000001 par value- 7,000,000,000 shares authorized, 25,000,000 shares issued and outstanding as of September 30, 2021; no shares authorized, issued and outstanding at December 31, 2020	—	—
Class B common stock, $0.000001 par value- 700,000,000 shares authorized, 479,406,030 shares issued and outstanding as of September 30, 2021; no shares authorized, issued and outstanding at December 31, 2020	—	—
Treasury stock, at cost— 225,000 shares outstanding at September 30, 2021 and December 31, 2020	(665)	(665)
Accumulated other comprehensive income	45	228
Additional paid-in capital	2,113,107	145,327
Accumulated deficit	(1,103,013)	(615,866)
Total stockholders’ equity (deficit)	1,009,474	(470,976)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$1,657,253	$775,956

TOAST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(487,147)	$(187,155)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,617	9,498
Stock-based compensation	95,210	58,357
Amortization of costs capitalized to obtain revenue contracts	17,596	10,818
Change in fair value of derivative liability	103,281	18,208
Change in fair value of warrant liabilities	214,881	(60)
Change in deferred income taxes	(3,920)	—
Loss on debt extinguishment	49,783	—
Non-cash interest on convertible notes	11,771	6,404
Other	305	256
Changes in operating assets and liabilities:
Account receivable, net	(20,083)	(8,425)
Factor receivable, net	153	2,568
Merchant cash advances repaid	537	8,233
Prepaid expenses and other current assets	(31,867)	8,395
Costs capitalized to obtain revenue contracts, net	(30,876)	(17,580)
Inventories	(19,336)	698
Accounts payable	8,207	(6,289)
Accrued expenses and other current liabilities	106,306	8,276
Deferred revenue	1,484	(2,268)
Other assets and liabilities	2,068	3,436
Net cash provided by (used in) operating activities	33,970	(86,630)
Cash flows from investing activities:
Cash paid for acquisition, net of cash acquired	(26,142)	—
Capitalized software	(5,712)	(6,479)
Purchases of property and equipment	(10,570)	(35,385)
Other	—	233
Net cash used in investing activities	(42,424)	(41,631)
Cash flows from financing activities:
Proceeds from issuance of Class A common stock upon initial public offering, net of underwriter discounts	950,360	—
Payment of deferred offering costs	(4,044)	—
Repayments of secured borrowings	—	(8,544)
Extinguishment of convertible notes	(244,528)	—
Change in customer funds obligations, net	26,002	6,138
Proceeds from issuance of long-term debt	—	194,850
Proceeds from exercise of stock options	17,727	1,158
Proceeds from issuance of Series F preferred stock	—	402,368
Proceeds from exercise of restricted stock	10,397	265
Repurchase of restricted stock	—	(155)
Repurchase of common stock	—	(275)
Net cash provided by financing activities	755,914	595,805
Net increase in cash, cash equivalents, cash held on behalf of customers and restricted cash	747,460	467,544
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(183)	5
Cash, cash equivalents, cash held on behalf of customers and restricted cash at beginning of period	593,676	159,389
Cash, cash equivalents, cash held on behalf of customers and restricted cash at end of period	$1,340,953	$626,938

Reconciliation of cash, cash equivalents, cash held on behalf of customers and restricted cash
Cash and cash equivalents	$1,301,619	$611,907
Cash held on behalf of customers	36,640	12,853
Restricted cash	2,694	2,178
Total cash, cash equivalents, cash held on behalf of customers and restricted cash	$1,340,953	$626,938
Supplemental disclosures of cash flow information
Cash paid for interest	$13,226	$—
Non-cash items in investing and financing activities
Purchase of property and equipment included in accounts payable and accrued expenses	$148	$8,868
Contingent consideration included in purchase price	1,876	—
Deferred payments included in purchase price	5,357	—
Common stock issued in acquisition	14,857	—
Conversion of convertible preferred stock into Class B common stock upon initial public offering	848,893	—
Issuance of Class B common stock upon exercise of common stock warrants	43,297	—
Issuance of common stock warrants upon debt extinguishment	125,111	—
Deferred offering costs included in accounts payable and accrued expenses	2,298	—
Stock-based compensation included in capitalized software	545	—

Non-GAAP Financial Measures

In this press release, Toast refers to non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with United States generally accepted accounting principles (“GAAP”). Toast uses certain non-GAAP financial measures, as described below, to understand and evaluate its core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of Toast’s financial performance and should not be considered substitutes for, or superior to, the financial information prepared and presented in accordance with GAAP. Toast believes that these non-GAAP financial measures provide useful information about its financial performance, enhance the overall understanding of its past performance and future prospects, and allow for greater transparency with respect to important metrics used by Toast’s management for financial and operational decision-making.

In the tables below, Toast has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. These non-GAAP financial measures should not be considered substitutes for financial measures calculated in accordance with GAAP, and the financial results that Toast calculates and presents in the table in accordance with GAAP, as well as the corresponding reconciliations from those results, should be carefully evaluated.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

•Adjusted EBITDA is defined as net income (loss), adjusted to exclude stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, interest income, interest expense, other income (expense) net, acquisition expenses, fair value adjustments on warrant and derivative liabilities, expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020 and early termination of leases, loss on debt extinguishment, and income taxes.

•Non-GAAP Costs of Revenue are defined as costs of revenue excluding stock-based compensation expense.

•Non-GAAP Gross Profit is defined as gross profit excluding stock-based compensation expense.

•Non-GAAP Sales and Marketing Expenses are defined as sales and marketing expenses excluding stock-based compensation expense.

•Non-GAAP Research and Development Expenses are defined as research and development expenses excluding stock-based compensation expense.

•Non-GAAP General and Administrative Expenses are defined as general and administrative expenses excluding stock-based compensation expense.

•Free Cash Flow is defined as net cash provided by (used in) operating activities reduced by purchases of property and equipment and capitalization of internal-use software costs.

Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Selling and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow do not purport to represent profitability and liquidity measures as defined in accordance with GAAP. These measures are provided to investors and others to improve the quarter-to-quarter and year-to-year comparability of Toast's financial results and to ensure that investors understand the information Toast uses to evaluate the performance of its businesses.

Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations since they do not include the impact of certain expenses and cash flows that are reflected in our consolidated statements of comprehensive loss and consolidated statements of cash flows. Thus, our Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Key Business Metrics

In addition, Toast also uses the following key business metrics to help it evaluate its business, identify trends affecting its business, formulate business plans, and make strategic decisions:

a.Gross Payment Volume (“GPV”) is defined as the sum of total dollars processed through the Toast payments platform across all restaurant locations in a given period. GPV is a key measure of the scale of Toast’s platform, which in turn drives its financial performance. As Toast customers generate more sales and therefore more GPV, Toast generally sees higher financial technology solutions revenue.

a.Annualized Recurring Run-Rate (“ARR”) is defined as a key operational measure of the scale of Toast’s subscription and payment processing services for both new and existing customers. To calculate ARR, Toast first calculates recurring run-rate on a monthly basis. Monthly Recurring Run-Rate (“MRR”) is measured on the final day of each month for all restaurant locations live on the Toast platform as the sum of (i) Toast’s monthly subscription services fees, which is referred to as the subscription component of MRR, and (ii) Toast’s in-month adjusted payments services fees, exclusive of estimated transaction-based costs, which is referred to as the payments component of MRR. MRR does not include fees derived from Toast Capital or related costs. ARR is determined by taking the sum of (i) twelve times the subscription component of MRR and (ii) four times the trailing-three-month cumulative payments component of MRR. Toast believes this approach provides an indication of its scale, while also controlling for short-term fluctuations in payments volume. ARR may decline or fluctuate as a result of a number of factors, including customers’ satisfaction with the Toast platform, pricing, competitive offerings, economic conditions, or overall changes in its customers’ and their guests’ spending levels. ARR is an operational measure, does not reflect Toast’s revenue or gross profit determined in accordance with GAAP, and should be viewed independently of, and not combined with or substituted for, Toast’s revenue, gross profit, and other financial information determined in accordance with GAAP. Further, ARR is not a forecast of future revenue and investors should not place undue reliance on ARR as an indicator of Toast’s future or expected results.

	Three Months Ended September 30,			Nine Months Ended September 30,
(dollars in billions)	2021	2020	% Growth	2021	2020	% Growth
Gross Payment Volume (GPV)	$16.5	$7.4	123%	$39.9	$17.8	124%

	As of September 30,
(dollars in millions)	2021	2020	% Growth
Annualized Recurring Run-Rate	$543.8	$308.1	77%

Toast, Inc.
Reconciliation from Non-GAAP to GAAP Results
(unaudited) (in thousands)

Adjusted EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

Net loss	$(252,497)	$(62,608)	$(487,147)	$(187,155)
Stock-based compensation expense and related payroll tax	36,372	36,201	97,359	58,357
Depreciation and amortization	6,673	3,118	15,617	9,498
Interest income	(8)	(137)	(61)	(819)
Interest expense	247	5,661	12,403	6,846
Other (income) expense, net	39	(104)	(42)	(325)
Acquisition expenses	—	—	1,113	—
Change in fair value of warrant liability	198,389	202	214,881	(60)
Change in fair value of derivative liability	—	18,208	103,281	18,208
Reduction of workforce	—	154	—	10,127
Termination of leases	922	(1,092)	922	(1,092)
Loss on debt extinguishment	—	—	49,783	—
Provision for (benefit from) income taxes	129	127	(3,623)	69
Adjusted EBITDA	$(9,734)	$(270)	$4,486	$(86,346)

Non-GAAP Costs of Revenue	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

Costs of Revenue	$403,125	$188,437	$952,099	$487,293
Stock-based compensation expense	5,270	2,250	6,523	3,169
Non-GAAP Costs of Revenue	$397,855	$186,187	$945,576	$484,124

Non-GAAP Gross Profit	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

Gross profit	$83,254	$48,320	$238,028	$93,306
Stock-based compensation expense	5,270	2,250	6,523	3,169
Non-GAAP gross profit	$88,524	$50,570	$244,551	$96,475

Non-GAAP Sales & Marketing Expenses	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

Sales and marketing expenses	$56,622	$32,216	$130,480	$104,326
Stock-based compensation expense	10,337	7,445	13,276	9,094
Non-GAAP sales and marketing expenses	$46,285	$24,771	$117,204	$95,232

Non-GAAP Research and Development Expenses	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

Research and development expenses	$39,700	$34,274	$112,978	$78,658
Stock-based compensation expense	8,627	17,422	35,138	19,622
Non-GAAP research and development expenses	$31,073	$16,852	$77,840	$59,036

Non-GAAP General & Administrative Expenses	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

General and administrative expenses	$40,633	$20,481	$105,095	$73,558
Stock-based compensation expense	12,118	9,084	42,284	26,472
Non-GAAP general and administrative expenses	$28,515	$11,397	$62,811	$47,086

Free Cash Flow	Three Months Ended September 30,		Nine Months Ended September 30,
(dollars in thousands)	2021	2020	2021	2020

Net cash provided by (used in) operating activities	$(17,248)	$11,189	$33,970	$(86,630)
Purchases of property and equipment	(2,250)	(8,811)	(10,570)	(35,385)
Capitalized software	(1,625)	(1,977)	(5,712)	(6,479)
Free Cash Flow	$(21,123)	$401	$17,688	$(128,494)

TOST-FIN
Contacts
Media: media@toasttab.com
Investors: IR@toasttab.com

Source: Toast